[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05348

The Thai Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2008 Semi-Annual Report

June 30, 2008

The Thai Fund, Inc. (TTF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

The Thai Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2008, The Thai Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share (including reinvestment of distributions), of -7.38%, net of fees and -17.23%, respectively, compared to its benchmark, the Securities Exchange of Thailand (SET) Index (the “Index”) expressed in U.S. dollars which returned -9.76%. On June 30, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $10.80, representing a 9.2% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The Thai market started the year on a positive note as political stability was restored. Consumer and business sentiment rose sharply on optimism that the new government would implement several pump priming policies. The recovery in sentiment was followed by strong corporate earnings growth in the first quarter of 2008, with banks and consumer stocks exceeding earnings projections.

•                  However, as the year progressed, sentiment was weighed down by proposed changes to the constitution, which met strong opposition. Since then, the government has faced a barrage of political issues which distracted them from focusing on the economy.

•                  The economy grew by 6.1% in the first three months of the year, with domestic consumption and investments being the main drivers of growth. Domestic consumption was driven by a more stable political climate, higher minimum wage and stronger agricultural prices.

Management Strategies

•                  The Fund had an overweight position in banks and retailing stocks in the first half of the year, which benefited returns, as these sectors outperformed the rest of the market. Another contributor to positive performance was the underweight position in the energy sector, which underperformed due to concerns over energy companies’ ability to pass on cost increases to their customers.

•                  Detractors from the Fund’s performance included an overweight position in the consumer services and media sector, as well as an underweight position in the telecommunication services sector.

•                  The Fund seeks long-term capital appreciation and integrates top-down sector allocation and bottom-up stocks selection with a growth bias. The team utilizes a rigorous fundamental research approach that considers dynamics, valuation, and sentiment and focuses on companies with strong management and solid earnings.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer	July 2008

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the sales commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
THAI INVESTMENT PLAN (95.1%)
COMMON STOCKS (95.1%)
(Unless Otherwise Noted)
Airlines (1.3%)
Thai Airways International PCL	3,863,300	$2,438
Beverages (0.6%)
Serm Suk PCL	2,252,600	1,098
Building Products (0.7%)
Dynasty Ceramic PCL	2,335,500	1,257
Capital Markets (2.5%)
Kim Eng Securities Thailand PCL	8,511,600	4,735
Commercial Banks (21.0%)
Bangkok Bank PCL	3,453,050	12,290
Bank of Ayudhya PCL	(a)10,811,500	7,114
Kasikornbank PCL	3,376,700	7,171
Krung Thai Bank PCL	4,235,700	1,070
Siam Commercial Bank PCL	5,167,100	11,977
		39,622
Construction Materials (2.6%)
Siam Cement PCL	863,100	4,982
Consumer Finance (0.3%)
Krungthai Card PCL	742,200	488
Diversified Telecommunication Services (0.9%)
Thaicom PCL	(a)7,737,800	1,747
Food & Staples Retailing (4.0%)
CP ALL PCL	14,650,900	4,689
Siam Makro PCL	1,087,600	2,960
		7,649
Hotels, Restaurants & Leisure (4.9%)
Minor International PCL	22,225,700	9,307
Household Durables (7.8%)
Asian Property Development PCL	32,656,500	4,932
Golden Land Property PCL	9,352,900	1,853
Lalin Property PCL	3,970,000	359
Land & Houses PCL	35,009,900	7,225
Quality House PCL	6,852,000	443
		14,812
Insurance (1.0%)
Bangkok Insurance PCL	228,065	1,883
Marine (4.6%)
Precious Shipping PCL	4,502,900	2,976
Thoresen Thai Agencies PCL	4,640,000	5,690
		8,666
Media (8.2%)
BEC World PLC	9,714,400	7,119
Major Cineplex Group PCL	10,836,900	4,732
MCOT PCL	5,141,200	3,629
		15,480
Multiline Retail (2.1%)
Big C Supercenter PCL	2,605,700	4,014
Oil, Gas & Consumable Fuels (25.7%)
Banpu PCL	538,200	8,499
PTT Exploration & Production PCL	3,117,900	17,998
PTT PCL	2,449,300	22,123
		48,620
Real Estate (1.5%)
Amata Corp. PCL	2,353,800	880
MBK PCL	937,800	1,963
		2,843
Textiles, Apparel & Luxury Goods (0.0%)
Thai Rung Textile Co., Ltd.	(a)(b)(c)(d)958	—

Wireless Telecommunication Services (5.4%)
Advanced Info Service PCL	3,695,600	10,224
TOTAL THAI INVESTMENT PLAN
(Cost $137,402)		179,865
SHORT-TERM INVESTMENT (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional
Liquidity Money Market
Portfolio — Institutional Class
(Cost $1,616)	(e)1,616,498	1,616
TOTAL INVESTMENTS (96.0%)
(Cost $139,018)		181,481
OTHER ASSETS IN EXCESS OF LIABILITIES (4.0%)		7,543
NET ASSETS (100%)		$189,024

(a)	Non-income producing security.
(b)

Restricted security not registered under the Securities Act of 1933. Acquired 4/89 at a cost of $49,000. At June 30, 2008, this security had a market value of less than $500, representing less than 0.05% of net assets.

(c)	Security has been deemed illiquid at June 30, 2008.
(d)	Security was valued at fair value — At June 30, 2008, the Fund held less than $500 of fair valued securities, representing less than 0.05% of net assets.
(e)	See Note G within the Notes to Financial Statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

The accompanying notes are an integral part of the financial statements.	5

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

6	The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	June 30, 2008
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $137,402)	$179,865
Investment in Security of Affiliated Issuer, at Value (Cost $1,616)	1,616
Total Investments in Securities, at Value (Cost $139,018)	181,481
Foreign Currency, at Value (Cost $8,436)	8,017
Dividend Receivable	4
Receivable from Affiliate	@—
Other Assets	12
Total Assets	189,514
Liabilities:
Payable For:
Thai Repatriation Tax	219
U.S. Investment Advisory Fees	105
Thai Investment Advisory Fees	60
Dividend Declared	27
Custodian Fees	13
Administration Fees	6
Other Liabilities	60
Total Liabilities	490
Net Assets
Applicable to 15,890,623, Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$189,024
Net Asset Value Per Share	$11.90
Net Assets Consist of:
Common Stock	$159
Paid-in Capital	140,607
Undistributed (Distributions in Excess of) Net Investment Income	2,889
Accumulated Net Realized Gain (Loss)	3,253
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	42,116
Net Assets	$189,024

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Thai Fund, Inc.

Financial Statements

Statement of Operations	Six Months Ended
June 30, 2008
(unaudited)
(000)
Investment Income
Dividends from Securities of Unaffiliated Issuers	$4,455
Dividends from Security of Affiliated Issuer	31
Interest from Securities of Unaffiliated Issuers	24
Total Investment Income	4,510
Expenses
U.S. Investment Advisory Fees (Note B)	666
Thai Repatriation Tax Expense	483
Thai Investment Advisory Fees (Note B)	251
Administration Fees (Note C)	83
Custodian Fees (Note D)	71
Professional Fees	65
Stockholder Reporting Expenses	15
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	2
Other Expenses	24
Total Expenses	1,664
Waiver of Administration Fees (Note C)	(46)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Expense Offset (Note D)	(@—)
Net Expenses	1,617
Net Investment Income (Loss)	2,893
Net Realized Gain (Loss) on:
Investments	13,634
Foreign Currency Transactions	594
Net Realized Gain (Loss)	14,228
Change in Unrealized Appreciation (Depreciation) on:
Investments	(31,822)
Foreign Currency Translations	(375)
Change in Unrealized Appreciation (Depreciation)	(32,197)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(17,969)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,076)

8	The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Six Months Ended
	June 30, 2008	Year Ended
	(unaudited)	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,893	$3,072
Net Realized Gain (Loss)	14,228	15,168
Change in Unrealized Appreciation (Depreciation)	(32,197)	46,642
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,076)	64,882
Distributions from and/or in Excess of:
Net Investment Income	(27)	(3,747)
Capital Share Transactions:
Reinvestment of Distributions (5,051 and 6,662 shares, respectively)	59	54
Total Increase (Decrease)	(15,044)	61,189
Net Assets:
Beginning of Period	204,068	142,879
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,889 and $23, respectively)	$189,024	$204,068

The accompanying notes are an integral part of the financial statements.	9

The Thai Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

Six Months Ended June 30, 2008					Year Ended December 31,
	(unaudited)		2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.85		$9.00		$8.32	$8.32	$8.93	$4.02
Net Investment Income (Loss)†	0.18		0.19		0.24	0.23	0.13	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.13)		3.90		0.76	(0.01)	(0.62)	4.94
Total from Investment Operations	(0.95)		4.09		1.00	0.22	(0.49)	5.00
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)#	(0.24)		(0.26)	(0.22)	(0.12)	(0.09)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—		(0.06)	—	—	—
Net Asset Value, End of Period	$11.90		$12.85		$9.00	$8.32	$8.32	$8.93
Per Share Market Value, End of Period	$10.80		$13.05		$11.00	$9.49	$8.95	$10.40
TOTAL INVESTMENT RETURN:
Market Value	(17.23	)%*	21.02%		18.97%	8.26%	(12.91)%	201.95%
Net Asset Value (1)	(7.38	)%*	45.65%		11.03%	2.10%	(5.71)%	124.42%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$189,024		$204,068		$142,879	$110,432	$110,396	$118,480
Ratio of Expenses to Average Net Assets(2)	1.57	%+**	1.49	%+	1.74%	1.76%	1.73%	1.92%
Ratio of Net Investment Income (Loss) to
Average Net Assets(2)	2.80	%+**	1.76	%+	2.66%	2.79%	1.62%	1.18%
Portfolio Turnover Rate	12	%*	24%		43%	26%	36%	32%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.61	%+**	1.53	%+	1.78%	1.79%	1.74%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.76	%+**	1.72	%+	2.62%	2.76%	1.61%	N/A
(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Not Annualized
**	Annualized
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements

The Thai Fund, Inc. (the “Fund”) was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of Thailand. The Fund makes its investments in Thailand through the Thai Investment Plan (the “Plan”) established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.               Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai Baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.                Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2008, the Fund did not have any outstanding foreign currency exchange contracts.

4.               Restricted Securities: The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

5.               New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

6.                Fair Value Measurement: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$178,011	$—
Level 2 - Other Significant Observable Inputs	3,470	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$181,481	$—

At June 30, 2008, there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

7.               Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.             Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “U.S. Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund’s first $50 million of average weekly net assets, 0.70% of the Fund’s next $50 million of average weekly net assets and 0.50% of the Fund’s average weekly net assets in excess of $100 million.

MFC Asset Management Public Company Limited (the “Thai Adviser”) provides investment advisory services to the Fund under the terms of a contract. Effective May 1, 2008, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.32% of the Fund’s first $50 million of average weekly net assets, 0.20% of the Fund’s next $50 million of average weekly net assets and 0.16% of the Fund’s average weekly net assets in excess of $100 million. Prior to May 1, 2008, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund’s first $50

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

million of average weekly net assets, 0.25% of the Fund’s next $50 million of average weekly net assets and 0.20% of the Fund’s average weekly net assets in excess of $100 million.

C.             Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2008, approximately $46,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.             Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund’s assets held in the United States. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan’s assets in Thailand are held by Kasikornbank Public Company Limited.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.              Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand (“BOT”) pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of June 30, 2008, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 were as follows:

2007 Distributions Paid From: (000)		2006 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$3,747	$ —	$4,073	$ —

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$313	$(313)	$ —

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$26	$ —

At June 30, 2008, the U.S. Federal income tax cost basis of investments was approximately $139,018,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $42,463,000 of which $54,818,000 related to appreciated securities and $12,355,000 related to depreciated securities.

At December 31, 2007, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $10,828,000 available to offset future gains of which $6,799,000 will expire on December 31, 2009 and $4,029,000 will expire on December 31, 2010. During the year ended December 31, 2007, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $13,657,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.            Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.          Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the six months ended June 30, 2008, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2008 is as follows:

Market Value December 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2008 (000)
$275	$5,797	$4,456	$31	$1,616

During the six months ended June 30, 2008, the Fund made purchases and sales totaling approximately $26,011,000 and $24,152,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H.    Other: On May 30, 2006, the Fund commenced a rights offering and issued to stockholders of record as of May 23, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 3,320,650 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 830,160 shares, for an aggregate total of 4,150,810 shares. The offer expired on July 20, 2006. Pursuant to this offering, the Fund sold 2,596,336 shares at the subscription price per share of $8.17 (representing 95% of the average of the last reported sales price of the Fund’s common stock on the New York Stock Exchange on the date the offer expired and the four preceding trading days). The total proceeds of the rights offering were $21,212,065 and the Fund incurred costs associated with the offering estimated at $275,000.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2008, the Fund did not repurchase any if its shares.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

On June 20, 2008, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.0017 per share, derived from net investment income, payable on July 15, 2008, to stockholders of record on June 30, 2008.

I.                  Supplemental Proxy Information: On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	9,393,450	306,538
Joseph J. Kearns	9,364,882	335,106
Michael E. Nugent	9,363,221	336,767
Fergus Reid	9,361,937	338,051

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

The Thai Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

The Thai Fund, Inc.

June 30, 2008

Change in Portfolio Manager (unaudited)

As of August 15, 2008, the Fund is managed within the Global Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Munib Madni, an Executive Director of Morgan Stanley Investment Management Inc. (“MSIM”), Ruchir Sharma, a Managing Director of MSIM, and James Cheng, a Managing Director of Morgan Stanley Investment Management Company.

Mr. Madni is a portfolio manager for the Australian Equity and Asian ex-Japan Equity strategies. He joined Morgan Stanley in 2005 and has 14 years of investment experience. Prior to joining the firm, he was associate director of Australian equities at Aberdeen Asset Management. Previously, he was a portfolio manager, Australian equities, at Equitilink Investment Management. He received a Bachelor of Business with Honors and Bachelor of Laws from the University of Technology in Sydney. He holds the Chartered Financial Analyst designation.

Mr. Cheng is the lead portfolio manager for Asian Equity strategies. He joined Morgan Stanley in 2006 and has 20 years of investment experience. Prior to joining the firm, he was the chief investment officer for Asia at Invesco Asia Fund Management in Hong Kong. Prior to that, he was co-founder and portfolio manager of Asia Strategic Investment Management, a boutique asset management firm investing in Asian markets. Before this, he was a portfolio manager for Morgan Stanley Investment Management’s Asian Equity team where he covered both North and South Asian markets. He received a B.S.S. in economics, accounting and computer science from the University of Hong Kong and an M.B.A. in finance from the University of Michigan.

Mr. Sharma is head of the Global Emerging Markets Equity team and a member of the Global Tactical Asset Allocation Investment Committee. He has been with Morgan Stanley for over 5 years and has 14 years of investment experience.

The composition of the team may change from time to time.

The Thai Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may issue shares of its Common Stock in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

The Thai Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

The Thai Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Thai Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Officers	Secretary

Michael E. Nugent

Chairman of the Board and

Director

Ronald E. Robison

President and Principal

Executive Officer

U.S. Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Thai Investment Adviser

MFC Asset Management Public Company Limited

Ground Floor and 21st-23rd Floors, Column Tower

199 Ratchadaphisek Road

Khlongtoey, Bangkok 10110 Thailand

Custodians

Kasikornbank Public Company Limited

1 Soi Kasikornthai

Ratburana Road

Bangkok 10140, Thailand

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CETTFSAN IU08-04281I-Y06/08

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

(a)                    Refer to Item 1.

(b)                   Not used.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Thai Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 15, 2008